December 30, 1997

                       LEXINGTON TROIKA DIALOG RUSSIA FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

The Sub-Adviser
---------------
On December 19, 1997 shareholders of the Fund approved a new sub-advisory agreement with its current sub-adviser Troika Dialog Asset Management.
This consideration and re-approval was required as a result of the sale of a majority interest in Troika Dialog Asset Management and its parent Troika Dialog to the Bank of Moscow. The Bank is majority-owned by Trust Accounts established for the benefit of the City of Moscow. It is one of the top twelve largest banks in Russia with over $1.4 billion in total assets. The Bank has committed itself to maintaining the independence of the management of Troika Dialog Asset Management. The new sub-advisory agreement is materially the same as the current sub-advisory agreement.

Portfolio Managers
------------------

LEXINGTON TROIKA DIALOG RUSSIA FUND

The Fund is managed by a portfolio management team based in Russia and the United States.

Gavin Rankin, LLB, ACA is the lead portfolio manager of the Lexington Troika Dialog Russia Fund. Mr. Rankin is Chief Investment Officer for Troika Dialog Asset Management. He is responsible, along with other members of the portfolio management team, for the Fund's overall investment strategy. He was previously Head of Research for Troika Dialog from 1995-1997. Mr. Rankin represented Schroders Investment Bank in the Czech and Slovak Republics, and served other capital market clients including Wood and Co. and EPIC from 1991-1995. He was also the Founder and Chief Executive Officer of Lonpra A.S., an investment banking firm in Czechoslovakia in 1991. Mr. Rankin received a degree in law (L.L.B.) from the University of Buckingham in England and also qualified as a Chartered Accountant (ACA) with Price Waterhouse. Mr. Rankin has extensive experience in East European equity research and management.

Richard M. Hisey, CFA, is a portfolio manager and the investment strategist based in the United States. He is a member of the Board of Advisers and Board of Directors of Lexington Troika Dialog Russia Fund. He is also a Managing Director and Chief Financial Officer of Lexington Management Corporation, the Fund's Investment Advisor. Mr. Hisey sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. He is a Chartered Financial Analyst and is also a member of the New York Society of Security Analysts. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the Former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

Pavel Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/ Macroeconomics from the London School of Economics. From 1993-1996 Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

Ruben Vardanian is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company. He is a member of the expert council of the Federal Securities Commission and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and the Emerging Markets Division of Merrill Lynch in New York.